Exhibit 99.1
CANOO INC. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2022 FINANCIAL RESULTS

•SEC Investigation Resolved with the Staff Concluding in a $1.5M Payment
•Contract Awarded: Department of Defense Selected Canoo for Battery Module Testing and Demonstration
•First Order Fulfilled: LTV Delivered to US Army
•Phase 1 SOP Michigan Completed
•Phase 2 SOP Kicked-off In Pryor and Oklahoma City
Justin, TX (March 30, 2023) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced its financial results for the fourth quarter and fiscal year 2022.

“In 2022, we focused on achieving as many of our milestones as possible, including: aggressively managing legacy matters, increasing our commitment to Grade A credit customers, completing our Phase 1 manufacturing and pushing forward on our strategy in America’s heartland,” said Tony Aquila, Chairman and CEO at Canoo. “We continue to optimize manufacturing and cost efficiency and already shifted more than 90% of our supply chain to the US or allied nations. In addition, we delivered our first vehicle, the LTV – to the US Army. As we move through 2023, we are focused on bringing our facilities online, scaling production and aligning with our strategic distribution partners for our global expansion.”
Fourth Quarter & Recent Business Updates:

•EPA rating received for Canoo LV
•Signed exclusive distribution agreement with GCC Olayan for vehicles in Saudi Arabia
Fourth Quarter Financial Highlights:
•As of December 31, 2022, we had cash and cash equivalents of $36.6 million.
•GAAP net loss and comprehensive loss of $80.2 million and $487.7 million for the three and twelve months ended December 31, 2022, compared to a GAAP net loss and comprehensive loss of $138.1 million and $346.8 million for the three and twelve months ended December 31, 2021. The GAAP net loss and comprehensive loss for the three and twelve months ended December 31, 2022 included a gain on the fair value change of the contingent earnout shares liability of $3.2 million and $26.0 million, respectively.
•Adjusted EBITDA of $(60.7) million and $(408.6) million for the three and twelve months ended December 31, 2022, compared to $(120.3) million and $(332.6) million for the three and twelve months ended December 31, 2021.
•Net cash used in operating activities totaled $400.5 million for the twelve months ended December 31, 2022, compared to net cash used in operating activities of $300.8 million for the twelve months ended December 31, 2021.
•Net cash used in investing activities was $66.8 million during the twelve months ended December 31, 2022, compared to net cash used in investing activities of $162.7 million during the twelve months ended December 31, 2021.
•Net cash provided by financing activities was $290.4 million during the twelve months ended December 31, 2022, compared to net cash used in financing activities of $11.4 million during the twelve months ended December 31, 2021.
First Quarter 2023 Business Outlook
Based upon our current projections, Canoo expects:
•Operating Expenses (excluding stock-based compensation and depreciation) of: $55.0 million to $70.0 million
•Capital Expenditures of: $30.0 million to $45.0 million

Conference Call Information
Canoo will host a conference call to discuss the results today, March 30, 2023, at 5:00 PM ET.
To listen to the conference call via telephone dial (877) 407-9169 (U.S.) and (201) 493-6755 (international callers/U.S. toll) and enter the conference ID number 13733643. To listen to the webcast, please click here. A telephone replay will be available until November 23, 2022, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13733643. To listen to the webcast replay, please click here.
About Canoo
Canoo's mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with their pioneering technologies, unique design and business model that spans multiple owners across the full lifecycle of the vehicle. Canoo designed a modular electric platform that is purpose-built to maximize the vehicle interior space and is customizable for all owners in the vehicle lifecycle, to support a wide range of business and consumer applications. Canoo has teams in California, Texas, Michigan, Oklahoma and Arkansas. For more information, visit www.canoo.com. For Canoo press materials, including photos, visit press.canoo.com. For investors materials, visit investors.canoo.com.

Fourth Quarter 2022 Financial Results
CANOO INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$36,589	$224,721
Restricted cash, current	3,426	2,771
Inventory	2,954	—
Prepaids and other current assets	9,350	63,814
Total current assets	52,319	291,306
Property and equipment, net	311,400	202,314
Restricted cash, non-current	10,600	—
Operating lease right-of-use assets	39,331	14,228
Deferred warrant asset	50,175	—
Deferred battery supplier cost	30,000	11,700
Other non-current assets	2,647	3,526
Total assets	$496,472	$523,074

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$103,187	$52,267
Accrued expenses and other current liabilities	63,091	83,925
Convertible debt	34,829	—
Warrant liability	17,171	—
Total current liabilities	218,278	136,192
Contingent earnout shares liability	3,013	29,057
Operating lease liabilities	38,608	13,826
Total liabilities	259,899	179,075

Stockholders’ equity
Preferred stock, $0.0001 par value; 10,000 shares authorized, no shares issued and outstanding as of December 31, 2022 and 2021	—	—
Common stock, $0.0001 par value; 500,000 shares authorized; 355,388 and 238,578 issued and outstanding as of December 31, 2022 and 2021, respectively	35	24
Additional paid-in capital	1,416,361	1,036,104
Accumulated deficit	(1,179,823)	(692,129)
Total stockholders’ equity	236,573	343,999
Total liabilities and stockholders’ equity	$496,472	$523,074

CANOO INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Revenue	$—	$—	$—	$—

Costs and Operating Expenses
Cost of revenue, excluding depreciation	—	—	—	—
Research and development expenses, excluding depreciation	44,209	88,212	299,218	246,245
Selling, general and administrative expenses, excluding depreciation	36,430	50,664	196,029	194,736
Depreciation	2,534	2,604	11,554	8,921
Total costs and operating expenses	83,173	141,480	506,801	449,902
Loss from operations	(83,173)	(141,480)	(506,801)	(449,902)

Other income (expense)
Interest (expense) income	(60)	24	(2,249)	103
Gain on fair value change in contingent earnout shares liability	3,175	3,280	26,044	104,446
Loss on fair value change in private placement warrants liability	—	—	—	(1,639)
Loss on extinguishment of debt	(531)	—	(4,626)	—
Other (expense) income, net	358	64	(62)	224
Loss before income taxes	(80,231)	(138,112)	(487,694)	(346,768)
Provision for income taxes	—	—	—	—
Net loss and comprehensive loss	$(80,231)	$(138,112)	$(487,694)	$(346,768)

Net loss per share, basic and diluted	$(0.25)	$(0.60)	$(1.81)	$(1.52)
Weighted-average shares outstanding, basic and diluted	326,130	231,276	269,768	227,909

CANOO INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(80,230)	$(138,112)	$(487,694)	$(346,768)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	2,534	2,604	11,554	8,921
Non-cash operating lease expense	840	272	2,355	1,046
Non-cash commitment fee under the SEPA	—	—	582	—
Non-cash legal settlement	—	—	5,532	—
Stock-based compensation expense	18,593	18,602	79,573	108,360
Gain on fair value change of contingent earnout shares liability	(3,175)	(3,280)	(26,044)	(104,446)
Loss on fair value change in private placement warrants liability	—	—	—	1,639
Loss on extinguishment of debt	531	—	4,626	—
Non-cash debt discount	—	—	900	—
Amortization of debt issuance costs and non-cash interest expense	114	—	1,430	—
Changes in operating assets and liabilities:
Inventory	(1,672)	—	(2,954)	—
Prepaid expenses and other current assets	1,635	(18,829)	5,672	(27,744)
Other assets	(91)	(13,041)	879	(13,980)
Accounts payable & accrued expenses and other current liabilities	(9,691)	31,589	3,114	72,156
Net cash used in operating activities	(70,612)	(120,195)	(400,475)	(300,816)
Cash flows from investing activities:
Purchases of property and equipment	(8,453)	(62,618)	(97,270)	(136,594)
Prepayment to VDL Nedcar	—	—	—	(26,134)
Return of prepayment from VDL Nedcar	—	—	30,440	—
Net cash used in investing activities	(8,453)	(62,618)	(66,830)	(162,728)
Cash flows from financing activities:
Proceeds from exercise of public warrants	—	—	—	6,880
Repurchase of unvested shares	(3)	(9)	(12)	(17)
Payment of offering costs	(14)	(6,001)	(1,233)	(11,307)
Repayments on PPP loan	—	—	—	(6,943)
Proceeds from the purchase of shares and warrants by VDL Nedcar	—	—	8,400	—
Proceeds from issuance of shares under SEPA agreement	—	—	32,500	—
Proceeds from issuance of shares under PIPE	10,000	—	60,000	—
Proceeds from the issuance of shares under ATM, net of issuance costs	49,263	—	49,263	—
Proceeds from PPA	52,000	—	141,100	—
Repayments on PPA	(2,514)	—	(2,514)	—
Proceeds from the exercise of stock options	—	1	1	1
Proceeds from the employee stock purchase plan	424	—	2,923	—
Net cash provided by (used in) financing activities	109,157	(6,009)	290,428	(11,386)
Net decrease in cash, cash equivalents, and restricted cash	30,092	(188,822)	(176,877)	(474,930)

Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	20,523	416,314	227,492	702,422
Cash, cash equivalents, and restricted cash, end of period	$50,615	$227,492	$50,615	$227,492
Reconciliation of cash, cash equivalents, and restricted cash to the consolidated balance sheets
Cash and cash equivalents at end of period	$36,589	$224,721	$36,589	$224,721
Restricted cash, current at end of period	3,426	2,771	3,426	2,771
Restricted cash, non-current at end of period	10,600	—	10,600	—
Total cash, cash equivalents, and restricted cash at end of period shown in the consolidated statements of cash flows	$50,615	$227,492	$50,615	$227,492

Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. Adjusted EBITDA is intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe Adjusted EBITDA, when combined with net loss, and EBITDA, is beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA and Adjusted EBITDA in the same fashion.
Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA and Adjusted EBITDA as supplemental performance measures.

CANOO INC.
ADJUSTED EBITDA RECONCILIATION TABLE
(in thousands)
The following table reconciles net loss to EBITDA and Adjusted EBITDA:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss	$(80,231)	$(138,112)	$(487,694)	$(346,768)
Interest expense (income)	(60)	(24)	2,249	(103)
Depreciation	2,534	2,604	11,554	8,921
EBITDA	(77,757)	(135,532)	(473,891)	(337,950)
Adjustments:
Gain on fair value change in contingent earnout shares liability	(3,175)	(3,280)	(26,044)	(104,446)
Loss on fair value change in private placement warrants liability	—	—	—	1,639
Loss on extinguishment of debt	531	—	4,626	—
Other (expense) income, net	(358)	(64)	62	(224)
Stock-based compensation	18,593	18,602	79,573	108,360
SEC settlement (Note 12)	1,500	—	1,500	—
Non-cash legal settlement (Note 12)	—	—	5,532	—
Adjusted EBITDA	(60,666)	(120,274)	(408,642)	(332,621)
Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding access to capital, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to continue as a going concern; Canoo's ability to access existing and future sources of capital via debt or equity markets, which will impact execution of its business plans and could require Canoo to terminate or significantly curtail its operations; Canoo's history of losses; Canoo's ability to adequately control the costs associated with its operations; Canoo's ability to successfully build and tool its manufacturing facilities, establish or continue a relationship with a contract manufacturer or failure of operation of Canoo's facilities ; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Contacts:
Media Relations
Agnes Gomes-Koizumi
Vice President, Communications
Press@canoo.com
Investor Relations
Kunal Bhalla
Senior Vice President, Corporate Development & Capital Markets
IR@canoo.com